UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     April 30, 1998

COMMISSION        REGISTRANT, STATE OF INCORPORATION,          I.R.S. EMPLOYER
FILE NUMBER         ADDRESS AND TELEPHONE NUMBER              IDENTIFICATION NO.

1-1443               CENTRAL AND SOUTH WEST CORPORATION           51-0007707
                     (A Delaware Corporation)
                     1616 Woodall Rodgers Freeway
                     Dallas, Texas 75202-1234
                     (214) 777-1000

0-346                CENTRAL POWER AND LIGHT COMPANY              74-0550600
                     (A Texas Corporation)
                     539 North Carancahua Street
                     Corpus Christi, Texas 78401-2802
                     (512) 881-5300

0-343                PUBLIC SERVICE COMPANY OF OKLAHOMA           73-0410895
                     (An Oklahoma Corporation)
                     212 East 6th Street
                     Tulsa, Oklahoma 74119-1212
                     (918) 599-2000

1-3146               SOUTHWESTERN ELECTRIC POWER COMPANY          72-0323455
                     (A Delaware Corporation)
                     428 Travis Street
                     Shreveport, Louisiana 71156-0001
                     (318) 222-2141

0-340                WEST TEXAS UTILITIES COMPANY                 75-0646790
                     (A Texas Corporation)
                     301 Cypress Street
                     Abilene, Texas 79601-5820
                     (915) 674-7000


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GLOSSARY OF TERMS
The following abbreviations or acronyms used in this text are defined below:

ABBREVIATION OR       DEFINITION
  ACRONYM

CPL...................Central Power and Light Company, Corpus Christi, Texas
CSW...................Central and South West Corporation, Dallas, Texas
PSO...................Public Service Company of Oklahoma, Tulsa, Oklahoma
SWEPCO................Southwestern Electric Power Company, Shreveport, Louisiana
WTU...................West Texas Utilities Company, Abilene, Texas


















FORWARD LOOKING INFORMATION

This report made by CSW and its subsidiaries contains forward looking statements within the meaning of Section 21E of the Exchange Act. Although CSW and each of its subsidiaries believe that, in making any such statements, their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Important factors that could cause actual results to differ materially from those in the forward looking statements include, but are not limited to: the impact of general economic changes in the U.S. and in countries in which CSW either currently has made or in the future may make investments; the impact of deregulation on the U.S. electric utility business; increased competition and electric utility industry restructuring in the U.S.; the impact of the AEP Merger or other merger and acquisition activity; federal and state regulatory developments and changes in law which may have a substantial adverse impact on the value of CSW System assets; timing and adequacy of rate relief; adverse changes in electric load and customer growth; climatic changes or unexpected changes in weather patterns; changing fuel prices, generating plant and distribution facility performance; decommissioning costs associated with nuclear generating facilities; uncertainties in foreign operations and foreign laws affecting CSW's investments in those countries; the effects of retail competition in the natural gas and electricity distribution and supply businesses in the United Kingdom; and the timing and success of efforts to develop domestic and international power projects. In the non-utility area, the aforementioned factors would also apply, and, in addition, would include, but are not limited to: the ability to compete effectively in new areas, including telecommunications, power marketing and brokering, and other energy related services, as well as evolving federal and state regulatory legislation and policies that may adversely affect those industries generally or the CSW System's business in areas in which it operates.



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ITEM 5.  OTHER EVENTS
         On April 30, 1998 CSW issued a news release, related to a proposed merger between CSW and American Electric Power Company, Inc., which is attached as an exhibit. CSW is the parent company of CPL, PSO, SWEPCO and WTU, as well as other subsidiaries involved in energy-related businesses, telecommunications and financial transactions.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
(c)  Exhibits.

         Exhibit 99.1 CSW News Release dated April 30, 1998.

         Exhibit 99.2 Notice of Annual Meeting and Joint Proxy Statement of
                      Central and South West Corporation and American Electric Power Company, Inc.



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SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          CENTRAL AND SOUTH WEST CORPORATION

Date:  May 12, 1998

                          By:  /S/ LAWRENCE B. CONNORS
                                   Lawrence B. Connors
                                       Controller



                          CENTRAL POWER AND LIGHT COMPANY
                          PUBLIC SERVICE COMPANY OF OKLAHOMA
                          SOUTHWESTERN ELECTRIC POWER COMPANY
                          WEST TEXAS UTILITIES COMPANY

Date:  May 12, 1998

                          By:  /S/ R. RUSSELL DAVIS
                                   R. Russell Davis
                                     Controller